UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): August 27, 2007

CLEVELAND BIOLABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12465	20-0077155
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

73 High Street, Buffalo, New York 14203
(Address of principal executive offices)

Registrant’s telephone number, including area code: (716) 849-6810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

    On August 27, 2007, Cleveland BioLabs, Inc. (the “Company”) issued a press release announcing that as of August 28, 2007, the Company’s listing on the NASDAQ Capital Market would be upgraded to NASDAQ Global Market. The Company will continue to be traded under the same symbol (CBLI). A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits

    (d) Exhibits

Exhibit No.	Exhibit
99.1	Press Release of the Company dated August 27, 2007.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND BIOLABS, INC.
Date: August 29, 2007	By:	/s/ Michael Fonstein
Michael Fonstein
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release of the Company dated August 27, 2007.